accelerize

(OTCQB: ACLZ)

Company Overview

February 2015

CAKE

Forward Looking Statements

Accelerize Inc. provides the information as is and without any warranties. These corporate materials do not constitute the solicitation of the purchase or sale of securities. This presentation includes certain non-GAAP financial measures as defined by the rules of the Securities and Exchange Commission. These corporate materials may contain forward-looking statements from Accelerize Inc. within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and federal securities laws. For example, when we describe our revenue projections, our growth prospects, market opportunities and the forecast for advertising markets, we are using forward-looking statements. These forward-looking statements are based on the current expectations of the management of Accelerize Inc. only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: changes in technology and market requirements; our technology may not be validated as we progress further; we may be unable to retain or attract key employees whose knowledge is essential to the development of our products and services; unforeseen market and technological difficulties may develop with our products and services; inability to timely develop and introduce new technologies, products and applications; or loss of market share and pressure on pricing resulting from competition, all of which could cause the actual results or performance of Accelerize Inc. to differ materially from those contemplated in such forward-looking statements. Except as otherwise required by law, Accelerize Inc. undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risk and uncertainties affecting Accelerize Inc., reference is made to Accelerize Inc.'s reports filed from time to time with the Securities and Exchange Commission.


accelerize

CAKE

Company Highlights

- Pure-play SaaS Performance Marketing company in the AdTech space
- Track digital marketing spend from first click to conversion and everything in between to gain insight into the customer journey
- Moving upstream from affiliate networks to providing a enterprise digital marketing platform for global advertisers
- Have delivered 18 consecutive quarters of revenue growth
- 2014 revenue guidance of $16.2M - $16.4M, 68% to 70% YOY growth respectively
- Gross margins above 70%, and managing with minimal cash burn

CAKE

Company Overview

- Accelerize Inc. (OTCQB: ACLZ) dba CAKE
- CAKE product launched in 2010
- Offices in Los Angeles, New York and London

500+	5+ Billion	71%	100+
Customers Increasing 50% YoY	**Tracking** Consumer actions per month	**Revenue** YoY growth (Q3 2014)	**Employees** 72% expansion of team

CAKE is the Global SaaS leader in Enterprise Performance Marketing

Company Vitals

- SaaS Marketing Technology Company
- Provides Tracking, Attribution & Optimization
- 500+ Customers
- 5 Billion+ Consumer Actions per Month

legalzoom | lendingtree | Alaska Airlines
eHarmony | local.com | BARCLAYS
Experian A world of insight | match.com | yp

Value Proposition: Advertiser Challenges

- No Ability to Measure Cross-channel Performance & ROI
- Dealing with Fragmented Tools & Ambiguous Data
- Limited Visibility into the Customer Journey

  - Multiple Touch Points

  - No Marketing Effort ROI

  - No Customer Segment Lifetime Value

"82.2% of marketers do not have the ability to measure cross-channel performance or return on investment."

Laurie Sullivan

Multichannel Marketing

CAKE for Advertisers

Actionable Marketing Intelligence provides deep insights across the customer journey by measuring cross-channel cost and performance

TRACKING:

All Digital Channels

ATTRIBUTION:

Multi-touch Conversion Attribution

OPTIMIZATION:

Performance Targeting

INTEGRATION:

CRM, ERP, Mktg Automation, etc.

CAKE for Advertisers: Multi-Channel


CAKE for Networks
affiliate by CONVERSANT
LinkShare
Affiliate
Google
bing
Search
Social
doubleclick by Google
OpenX
Display
CAKE for Advertisers
YouTube
Video
vimeo
InMobi
FLURRY
Mobile
Email
Marketo
Shopping
RetailMeNot
COUPONS .com

CAKE

CAKE for Advertisers: Features

- **Advanced Data Visualization**
  - Marketing performance data points and metrics
- **Multi-channel Tracking**
  - Tracks customer journey across search, display, email, social, mobile, video, affiliate & shopping
- **Multi-touch Attribution**
  - Models including engagement, linear, time decay, custom & first/last touch
- **Digital Spend Optimization**
  - Identifies high- and low-performing channels and sources
- **Marketing Technology Integrations**
  - Leverages pre-built, third-party integrations, coupled with open API





Search • Display • Social • Email • Mobile • Shopping • Video • Affiliate

CAKE for Advertisers: Product Benefits

- Advanced Data Visualization Across Customer Journey
- Centralized Multi-channel Tracking and Reporting
- Multi-touch Conversion Attribution
- Active Management of User Traffic
- Optimization & Targeting
- Lead Generation & Distribution
- Full Ecommerce Tracking

CAKE Market Opportunity

$137.5 Billion+
online ad spend in 2014

$4 - 6 Billion+
Total Addressable Market

CAKE tracks and optimizes digital marketing spend across all major verticals

Source: eMarketer, October 2014

Source: IDC, October 2014

Significant Market Opportunity


Display Ads
ECommerce
Search
Lead Forms
Social Ads
Affiliates
Mobile Ads
Marketing Intelligence
Marketing Automation
Customer Relationship Management
Customer Lifetime Value
CAKE
Acquisition Marketing
Lead Nurturing
Sales Qualified Leads
CUSTOMER/PURCHASE

Gartner Digital Marketing Hubs


CHALLENGERS
LEADERS
Oracle
Adobe
IBM
Marketo
Salesforce
Rocket Fuel ([x+1])
Turn
IgnitionOne
Conversant
Sitecore
MediaMath
DataXu
Neustar
Teradata
HP
Infor
ABILITY TO EXECUTE
NICHE PLAYERS
VISIONARIES
COMPLETENESS OF VISION
As of December 2014

Vendors to Watch

- Acxiom
- **CAKE/Accelerize**
- eBay Enterprise
- Hubspot
- Kenshoo
- Marin
- RedPoint
- SAP
- SAS
- Tealium
- Webtrends

Gartner on CAKE

"The company appeals to enterprise performance marketers that desire strong accountability and publishers offering a pay-for-performance pricing model…CAKE provides open APIs, a CRM data onboarding capability, and an attribution model. In line with its affiliate roots, CAKE emphasizes the tracking of media spending directly to sales." – Gartner

Gartner Digital Advertising Hype Cycle


expectations
Data Management Platforms (Advertising)
Data-Driven Marketing
Tag Management
Responsive Design
Content Marketing
Commerce Experiences
Digitalized Business Processes
Automatic Content Recognition
Digital Commerce
Neurobusiness
Augmented Reality
Social Co-browsing
Multichannel Attribution
Marketing Technology Integrators
Mobile Marketing Analytics
Digital Marketing Hubs
Quantified Self
Programmatic Direct Advertising
Persona Management
Marketing Talent Communities
Real-Time Marketing
Native Advertising
Privacy Management Tools
Social Marketing
Crowdsourcing
Advocacy/Loyalty Marketing
Event-Triggered Marketing
Multichannel Marketing
Social Analytics
Social TV
Personalization
Social Commerce
Digital Offers
Gamification
In-App Advertising
Real-Time Bidding (Advertising)
Online Product Recommendation Engine
Social Media Distribution
Online Advertising Data Exchanges
Dynamic Creative Optimization
Digital Out-of-Home
Campaign Segmentation
Mobile Ticketing
Mobile Advertising
Lead Management
Idea Management for Digital Marketing
Email Marketing
Predictive Analytics
Web Analytics
As of July 2014
Innovation Trigger
Peak of Inflated Expectations
Trough of Disillusionment
Slope of Enlightenment
Plateau of Productivity
time
Plateau will be reached in:
less than 2 years
2 to 5 years
5 to 10 years
more than 10 years
obsolete before plateau

Financial Snapshot

- Revenue
  - Increased 71% YOY to $4.3M in Q3 2014 from $2.5M in Q3 2013
  - Full-year revenue increased 66% YOY to $9.7M in 2013 from $5.8M in 2012
  - Full-year 2014 Guidance of $16.2M - $16.4M, 68% to 70% YOY growth respectively
- Cash: $1.39M at the end of Q3 2014
  - Square 1 Bank (NASDAQ:SQBK) Debt Facility: Ability to Borrow up to $6M
- Capital Structure as of Sep 30, 2014
  - Shares Outstanding: 62,816,554 shares
- Market Cap as of Sep 30, 2014: $75.4M
- Insider/Officer/Director Ownership: 35.3% at year end 2013
- ACLZ 52-week trading range through Dec 31, 2014: $0.87 - $1.90 per share

CAKE Customer Growth & Retention

- CAKE customer renewal rate is 90%+
- Large diverse customer base – Top customer represented <3% of revenue

Total Number of Customers



600
500
400
300
200
100
0
162% CAGR
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2010
2011
2012
2013
2014

Average Revenue per Customer



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
(in thousands $)
31.6% CAGR
2011
2012
2013

CAKE Revenue Growth



Revenue
$ in thousands
18 Consecutive Quarters of Revenue Growth
183% Average Annual Revenue Growth
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2010
2011
2012
2013
2014

CAKE

Experienced Management Team



Brian Ross

Chairman & CEO



Santi Pierini

COO & President



Michael Lin

CFO



Dave Stewart

CTO/Founder



Eric Rosenthal

EVP Sales



Damon Stein

General Counsel

CAKE

Board of Directors



Brian Ross
Chairman & CEO

Brian Ross is a 20-year technology industry veteran, and has served as a founding investor for a number of early-stage companies, including E-force Media and Great Domains Inc., which was sold to Verisign for $100 million. He also previously led business development for Prime Ventures Inc., and earlier in his career was senior vice president of business development for iMall, Inc, later acquired by Excite@Home for $565 million. Brian founded Accelerize Inc. in 2005.



Mario Marsillo Jr.
Director

Mario Marsillo is the Managing Director of Private Equity for Network 1 Financial Securities Inc., a New Jersey-based FINRA member firm offering investment banking services. Prior to Network 1, Mario acquired Skyebanc, Inc., a registered broker dealer, with a specialty towards private equity, and served as the company's Vice President of Private Equity and Business Development.



Greg Akselrud
Director

Greg Akselrud is a founder and partner of Stubbs Alderton & Markiles, LLP. He chairs the firm's Internet, Digital Media and Entertainment practice group. Greg advises a wide range of public and private clients across a number of industries, including companies in digital media, Internet, entertainment, technology, consumer electronics and apparel. Greg is also a founding investor of FlashFunders, an online equity funding platform.